EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of THC Therapeutics, Inc. (the Company) on Form 10-Q for the fiscal period ended January 31, 2019 (the Report), I, Brandon Romanek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Companys financial position and results of operations.

Date: March 15, 2019	By:	/s/ Brandon Romanek
Brandon Romanek
Chief Executive Officer